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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): June 15, 1995


                               The Stanley Works
               (Exact name of registrant as specified in charter)

               Connecticut        1-5224            06-058860
             (State or other   (Commission       (IRS Employer
              jurisdiction of   File Number)      Identification No.)
              incorporation)




         1000 Stanley Drive, New Britain, Connecticut    06053
           (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code:(203) 225-5111




                                 Not Applicable
         (Former name or former address, if changed since last report)










                               Page 1 of 5 pages
                       Exhibit Index is located on Page 4


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         Item 5.  Other Events.


               1. On June 15, 1995, the Registrant issued a press release.

                    Attached as Exhibit (20)(i)is a copy of the Registrant's press release. This Exhibit is incorporated herein by reference.



         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.


                 (c) (20)(i) Press release dated June 15, 1995 reporting on Stanley's weakening demand.

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                                   SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                          THE STANLEY WORKS



          Date: June 15, 1995              By: Stephen S. Weddle
                                         Name: Stephen S. Weddle
                                        Title: Vice President,
                                               General Counsel
                                               and Secretary

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                                 EXHIBIT INDEX

                           Current Report on Form 8-K
                              Dated June 15, 1995



                     Exhibit No.                            Page

                      (20) (i)                               5

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FOR IMMEDIATE RELEASE                               June 15, 1995

                        STANLEY REPORTS WEAKENING DEMAND

New Britain, Connecticut (NYSE:SWK) "Strong unit volume gains realized in the first quarter of this year will not be maintained in the face of weakening order patterns within U.S. consumer channels of distribution and in some construction-related product categories," reported Richard H. Ayers, Chairman and Chief Executive Officer of The Stanley Works.

Mr. Ayers continued, "Order activity outside the U.S., particularly in Europe, remains good and our industrial tool businesses are also experiencing good growth. We are optimistic that these product categories will continue to perform well. However, the weakness in the consumer channel has become more visible and significant in recent weeks. As a result, we are less optimistic about sales growth, and earnings will likely be below last year's second quarter.

"The pullback in orders among retailers and distributors appears to be the result of both weakness in retail sales and some level of inventory adjustments by retailers following unusual winter and early spring selling seasons.

"While the effects of this recent change in activity have reduced our earnings expectations for this quarter, we have begun to take steps to reduce costs and adjust inventory levels among those businesses most affected by the weakness in demand."

Mr. Ayers concluded, "We expect that continued growth in Europe and in our U.S. industrial tool businesses, combined with the steps currently being taken, will provide us with improved comparisons in the second half of the year. The full year, however, now looks less optimistic than our view a few months ago."


CONTACT:  Patricia McLean
          Manager, Corporate Communications
          (203)827-3833





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